                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. von GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of debt securities of Williams with an initial aggregate offering price not to exceed four hundred million dollars ($400,000,000), and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, DAVID M. HIGBEE and SHAWNA L. BARNARD its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 25th day of January, 1998.





/s/   KEITH E. BAILEY                        /s/      JACK D. MCCARTHY
---------------------------------            -----------------------------------
      Keith E. Bailey                                 Jack D. McCarthy
    Chairman of the Board,                           Senior Vice President
       President and                              (Principal Financial Officer)
   Chief Executive Officer
(Principal Executive Officer)



                       /s/       GARY R. BELITZ
                       ---------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)

/s/      GLENN A. COX                        /s/   THOMAS H. CRUIKSHANK
---------------------------------            -----------------------------------
         Glenn A. Cox                              Thomas H. Cruikshank
           Director                                      Director



/s/    WILLIAM E. GREEN                      /s/    PATRICIA L. HIGGINS
---------------------------------            -----------------------------------
       William E. Green                             Patricia L. Higgins
          Director                                        Director



/s/      W.R. HOWELL                         /s/    ROBERT J. LAFORTUNE
---------------------------------            -----------------------------------
         W.R. Howell                                Robert J. LaFortune
          Director                                        Director



/s/     JAMES C. LEWIS                       /s/    JACK A. MACALLISTER
---------------------------------            -----------------------------------
        James C. Lewis                              Jack A. MacAllister
           Director                                       Director


/s/    PETER C. MEINIG                       /s/         KAY A. ORR
---------------------------------            -----------------------------------
       Peter C. Meinig                                   Kay A. Orr
         Director                                         Director



/s/   GORDON R. PARKER                       /s/     JOSEPH H. WILLIAMS
---------------------------------            -----------------------------------
      Gordon R. Parker                               Joseph H. Williams
          Director                                       Director








                                             THE WILLIAMS COMPANIES, INC.




                                             By /s/  WILLIAM G. VON GLAHN
                                                --------------------------------
                                                     William G. von Glahn
                                                     Senior Vice President

ATTEST:


/s/    DAVID M. HIGBEE
---------------------------------
       David M. Higbee
          Secretary